REITBERGER, POLLEKOFF AND KOZAK, P.C.
Certified Public Accountants
8133 Leesburg Pike, Suite 550
Vienna, VA 22182

Independent Auditors’ Report

To the Partners of
Arrowhead Apartments Associates

We have audited the accompanying balance sheets of Arrowhead Apartments Associates, as of December 31, 2002 and 2001, and the related statements of operations, partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Arrowhead Apartments Associates as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary data included in the report on pages 14-20 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements, and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards and the “Consolidated Audit Guide for Audits of HUD Programs” we have also prepared a report dated January 24, 2003, on our consideration of the Partnership’s compliance and on internal control over financial reporting based on an audit of financial statements performed in accordance with government auditing standards. Those reports are an integral part of the audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Reitberger, Pollekoff, and Kozak, P.C.
Vienna, Virginia

January 24, 2003

REITBERGER, POLLEKOFF AND KOZAK, P.C.
Certified Public Accountants
8133 Leesburg Pike, Suite 550
Vienna, VA 22182

Independent Auditors’ Report

To the Partners of
Blackburn Limited Partnership

We have audited the accompanying balance sheet of Blackburn Limited Partnership as of December 31, 2002, and the related statements of profit and loss (on Form HUD-92410), partners’ deficit and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement . An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Blackburn Limited Partnership as of December 31, 2002, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary data included on pages 17 through 23 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, and the “Consolidated Audit Guide for Audits of HUD Programs”, we also issued reports dated January 15, 2003, on our consideration of the Partnership’s internal controls and on its compliance with specific requirements applicable to non-major HUD programs, affirmative fair housing and laws and regulations applicable to the financial statements. Those reports are an integral part of the audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Reitberger, Pollekoff, and Kozak, P.C.
Vienna, Virginia
January 15, 2003

Lead Auditor: Robert A. Kozak
EIN: 54-1639552

REITBERGER, POLLEKOFF AND KOZAK, P.C.
Certified Public Accountants
8133 Leesburg Pike, Suite 550
Vienna, VA 22182

Independent Auditors’ Report

To the Partners of
Blackburn Limited Partnership

We have audited the accompanying balance sheet of Blackburn Limited Partnership as of December 31, 2001, and the related statements of profit and loss (on Form HUD-92410), partners’ deficit and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement . An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Blackburn Limited Partnership as of December 31, 2001, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary data included on pages 17 through 23 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, and the “Consolidated Audit Guide for Audits of HUD Programs”, we also issued reports dated January 17, 2002, on our consideration of the Partnership’s internal controls and on its compliance with specific requirements applicable to non-major HUD programs, affirmative fair housing and laws and regulations applicable to the financial statements.

Reitberger, Pollekoff, and Kozak, P.C.
Vienna, Virginia
January 17, 2002

Lead Auditor: Robert A. Kozak
EIN: 54-1639552

REITBERGER, POLLEKOFF AND KOZAK, P.C.
Certified Public Accountants
8133 Leesburg Pike, Suite 550
Vienna, VA 22182

Independent Auditors’ Report

To the Partners
Chevy Chase Park Ltd.
(A Limited Partnership)
DBA Chevy Chase Apartments
Centreville, Ohio

We have audited the accompanying balance sheet of Chevy Chase Park, Ltd. (a limited partnership), DBA Chevy Chase Apartments, HUD Project No. 046-44115-LD as of December 31, 2002, and the related statements of profit and loss, changes in partners’ equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the project’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Chevy Chase Park, Ltd. (a limited partnership), DBA Chevy Chase Apartments, HUD Project No. 046-44115-LD as of December 31, 2002, and the results of its operations, changes in partner’s equity (deficit) and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary data on pages 17 through 19 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs, we have also issued reports dated January 22, 2003, on our consideration of Chevy Chase Park, Ltd.‘s internal controls and on its compliance with specific requirements applicable to major HUD programs, laws and regulations applicable to the financial statements and specific requirements applicable to affirmative fair housing. Those reports are an integral part of the audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Reitberger, Pollekoff, and Kozak, P.C.
Vienna, Virginia
January 22, 2003

Lead Auditor: Robert A. Kozak
EIN: 54-1639552

REITBERGER, POLLEKOFF AND KOZAK, P.C.
Certified Public Accountants
8133 Leesburg Pike, Suite 550
Vienna, VA 22182

Independent Auditors’ Report

To the Partners
Chevy Chase Park Ltd.
(A Limited Partnership)
DBA Chevy Chase Apartments
Centreville, Ohio

We have audited the accompanying balance sheet of Chevy Chase Park, Ltd. (a limited partnership), DBA Chevy Chase Apartments, HUD Project No. 046-44115-LD as of December 31, 2001, and the related statements of profit and loss, changes in partners’ equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the project’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Chevy Chase Park, Ltd. (a limited partnership), DBA Chevy Chase Apartments, HUD Project No. 046-44115-LD as of December 31, 2001, and the results of its operations, changes in partner’s equity (deficit) and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary data on pages 17 through 19 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs, we have also issued reports dated January 18, 2002, on our consideration of Chevy Chase Park, Ltd.‘s internal controls and on its compliance with specific requirements applicable to major HUD programs, laws and regulations applicable to the financial statements and specific requirements applicable to affirmative fair housing.

Reitberger, Pollekoff, and Kozak, P.C.
Vienna, Virginia
January 18, 2002

Lead Auditor: Robert A. Kozak
EIN: 54-1639552

Jerold P. Logoluso
CERTIFIED PUBLIC ACCOUNTANT
770 East Shaw Avenue, Suite 102
Fresno, California 93710-7708
Telephone 559 229-6018
Facsimile 559 229-8641

INDEPENDENT AUDITOR'S REPORT

To the Partners
Chowchilla Elderly Associates
Fresno, California

I have audited the accompanying balance sheets of Chowchilla Elderly Associates, CHFA No. 81-103-N, (a limited  partnership) as of December 31, 2002 and 2001 and the related statements of operations, changes in partners’ deficit, and cash flows for the years then ended.  These financial statements are the responsibility of the Project’s management.  My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States.  Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Chowchilla Elderly Associates as of December 31, 2002 and 2001, and the results of its operations, changes in partners’ deficit, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, I have also issued reports dated February 6, 2003, on my consideration of Chowchilla Elderly Associates’ internal control, and on my tests of its compliance with certain provisions of laws, regulations, contracts and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of my audit.

/s/ Jerold P. Logoluso
JEROLD P. LOGOLUSO

Fresno, California
February 6, 2003

BROWDER & ASSOCIATES, P.C.
CERTIFED PUBLIC ACCOUNTANTS
2320 HIGHLAND AVENUE SOUTH, SUITE 290
BIRMINGHAM, ALABAMA 35205-2900

_________________

TELEPHONE (205) 933-6855
FACSIMILE (205) 930-9486

Member of:
    Alabama Society of CPAs
    American Institute of CPAs
    Private Companies Practice Section
    SEC Practice Section

Independent Auditor’s Report

To the owners of Four Winds West Apartments

We have audited the accompanying balance sheet of Four Winds West Apartments, Project No. 062-35157-PM-WAH-L8, as of December 31, 2002, and the related statements of profit and loss, changes in owners’ equity, and cash flows for the year then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Project as of December 31, 2002 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued reports dated January 10, 2003 on our consideration of the Project’s internal controls and on out tests of its compliance with certain laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplementary information included in the report is presented for the purpose of additional analysis and is not a required part of the basic financial statements of the Project. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Browder & Associates, P.C.

Birmingham, Alabama
January 10, 2003
Audit Principal:  E.O. Browder, Jr.
Federal Employer Identification Number:  63-0986156

BROWDER & ASSOCIATES, P.C.
CERTIFED PUBLIC ACCOUNTANTS
2320 HIGHLAND AVENUE SOUTH, SUITE 290
BIRMINGHAM, ALABAMA 35205-2900

_________________

TELEPHONE (205) 933-6855
FACSIMILE (205) 930-9486

Member of:
    Alabama Society of CPAs
    American Institute of CPAs
    Private Companies Practice Section
    SEC Practice Section

Independent Auditor’s Report

Four Winds West Apartments	HUD Field Office Director
Birmingham, Alabama	Birmingham, AL

We have audited the accompanying balance sheet of Four Winds West Apartments (the Project), Project No. 062-35157-PM-WAH-L8, as of December 31, 2001, and the related statements of profit and loss, changes in owners’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Project’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with U.S generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Project as of December 31, 2001 and the results of its operations, changes in owners’ equity and cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 9, 2002 on our consideration of the Project’s internal controls and reports dated January 9, 2002 on its compliance with laws and regulations applicable to the basic financial statements, and specific requirements applicable to the nonmajor HUD program.and specific requirements applicable to the nonmajor HUD program.and specific requirements applicable to the nonmajor HUD program.Error! Reference source not found. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental information included in the report is presented for the purpose of additional analysis and is not a required part of the basic financial statements of the Project. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Browder & Associates, P.C.

Birmingham, Alabama	Federal Employer Identification Number:
January 9, 2002	63-0986156
Audit Principal: E.O. Browder, Jr

INDEPENDENT AUDITORS’ REPORT

To the Partners
Mercy Terrace Associates, L.P.

        We have audited the accompanying balance sheets of Mercy Terrace Associates, L.P. as of December 31, 2002 and 2001, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standard applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mercy Terrace Associates, L.P. as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

        In accordance with Government Auditing Standards and the “Consolidated Audit Guide for Audits of HUD Programs,” we have also issued reports dated January 21, 2003 on our consideration of Mercy Terrace Associates, L.P.‘s internal control and on its compliance with specific requirements applicable to major HUD programs and fair housing and nondiscrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

        Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 26 through 31 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

REZNICK FEDDER & SILVERMAN

Atlanta, Georgia	Taxpayer Identification
January 21, 2003	Number: 52-1088612

Lead Auditor: Michael C. Beck

REITBERGER, POLLEKOFF AND KOZAK, P.C.
Certified Public Accountants
8133 Leesburg Pike, Suite 550
Vienna, VA 22182

Independent Auditors’ Report

To the Partners of
Moorings Apartments Associates

We have audited the accompanying balance sheets of Moorings Apartments Associates, as of December 31, 2002 and 2001, and the related statements of operations, partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Moorings Apartments Associates as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information included in the report on pages 14-20 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements, and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards and the “Consolidated Audit Guide for Audits of HUD Programs” we have also prepared a report dated January 24, 2003, on our consideration of the Partnership’s compliance and on internal control over financial reporting based on an audit of financial statements performed in accordance with government auditing standards. Those reports are an integral part of the audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Reitberger, Pollekoff, and Kozak, P.C.
Vienna, Virginia
January 24, 2003

William M. Sivick, CPA
3455 W. Shaw, Suite 101
Fresno, CA 93711
209-276-8400

To the Partners
Orangewood, Plaza, A California Limited Partnership
Pinedale, California

INDEPENDENT AUDITOR’S REPORT

We have audited the accompanying balance sheets of Orangewood Plaza, A Limited Partnership, CHFA Project No. 82-007-N, as of December 31, 2002 and 2001 and the related statements of operations, changes in partners’ capital (deficit) and cash flows for each of the two years in the period ended December 31, 2002. These financial statements are the responsibility of the project’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Orangewood Plaza, CHFA No. 82-007-N, as of December 31, 2002 and 2001, and the results of its operations and the changes in partners’ capital (deficit) and cash flows for each of the two years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

Our audits were conducted for purpose of forming an opinion on the basic financial statements taken as a whole. The supporting information included in the report (shown on pages 19 to 26) is presented for additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the financial statements taken as a whole.

Orangewood Plaza, A California Limited Partnership

In accordance with Government Auditing Standards, we have also issued a report dated February 6, 2003 on our consideration of Orangewood Plaza, A Limited Partnership’s internal controls and a report dated February 6, 2003 on its compliance with laws and regulations. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

/s/ William M. Sivick C.P.A.William
M. Sivick Accountancy Corporation

Fresno, California
February 6, 2003

RYND, CARNEAL AND; EWING, P.L.C.
2813 EAST CAMBELBACK ROAD, SUITE 425
PHOENIX, AZ 85016
602.957.8366

INDEPENDENT AUDITORS’ REPORT

The Partners
Posada Associates Limited Partnership:

We have audited the accompanying balance sheet of Posada Associates Limited Partnership as of December 31, 2002 and 2001, and the related statements of operations, partners’ deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Posada Associates Limited Partnership as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information included in Schedules 1 and 2 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

RYND, CARNEAL AND; EWING, PLC

Phoenix, Arizona
February 6, 2003

Timothy P. Boyle
Certified Public Accountant

1724 Monterey Drive, Plymouth Meeting, Pennsylvania 19462 * Telephone (610) 272-5454 * FAX (610) 279-0770
E mail: TBoyleCPA@aol.com

INDEPENDENT AUDITOR’S REPORT

To the Partners
Princeton Community Village Associates Limited Partnership
Princeton, New Jersey

I have audited the accompanying balance sheets of Princeton Community Village Associates Limited Partnership (A New Jersey Limited Partnership), as of December 31, 2002 and 2001, and the related statements of operations, partners’ (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Princeton Community Village Associates Limited Partnership as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the US Department of Housing and Urban Development, I have also issued reports dated January 17, 2003 on my consideration of Princeton Community Village Associates Limited Partnerships’ internal control, on its compliance with specific requirements applicable to major HUD program, and on its compliance with specific requirements applicable to fair housing and non-discrimination. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of my audit.

Timothy P. Boyle, CPA

January 17, 2003

REITBERGER, POLLEKOFF AND KOZAK, P.C.
Certified Public Accountants
8133 Leesburg Pike, Suite 550
Vienna, VA 22182

Independent Auditors’ Report

To the Partners of
Rock Glen Limited Partnership

We have audited the accompanying balance sheet of Rock Glen Limited Partnership as of December 31, 2002 (date of termination), and the related statements of profit and loss (on Form HUD-92410), partners’ deficit and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rock Glen Limited Partnership as of December 31, 2002 (date of termination), and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary data included on pages 13 through 15 is presented for the purposes of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated February 1, 2003 on our consideration of the Partnership’s internal controls and a report dated February 1, 2003 on its compliance with laws and regulations. Those reports are an integral part of the audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Reitberger, Pollekoff, and Kozak, P.C.
Vienna, Virginia
February 1, 2003

Lead Auditor: Robert A. Kozak	EIN 54-1639552

REITBERGER, POLLEKOFF AND KOZAK, P.C.
Certified Public Accountants
8133 Leesburg Pike, Suite 550
Vienna, VA 22182

Independent Auditors’ Report

To the Partners of
Rock Glen Limited Partnership

We have audited the accompanying balance sheet of Rock Glen Limited Partnership as of December 31, 2001, and the related statements of profit and loss (on Form HUD-92410), partners’ deficit and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rock Glen Limited Partnership as of December 31, 2001, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary data included on pages 15 through 19 is presented for the purposes of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated January 15, 2002 on our consideration of the Partnership’s internal controls and a report dated January 15, 2002 on its compliance with laws and regulations.

Reitberger, Pollekoff, and Kozak, P.C.
Vienna, Virginia
January 15, 2002

Lead Auditor: Robert A. Kozak	EIN 54-1639552

REITBERGER, POLLEKOFF AND KOZAK, P.C.
Certified Public Accountants
8133 Leesburg Pike, Suite 550
Vienna, VA 22182

Independent Auditors’ Report

To the Partners of
Second Blackburn Limited Partnership

We have audited the accompanying balance sheet of Second Blackburn Limited Partnership, as of December 31, 2002, and the related statements of profit and loss, partners’ deficit and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Second Blackburn Limited Partnership as of December 31, 2002, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted in United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary data included on pages 16 through 20 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, and the “Consolidated Audit Guide for Audits of HUD Programs”, we have also issued reports dated January 15, 2003 on our consideration of the Partnership’s internal controls and on its compliance with laws and regulations applicable to the financial statements and on its compliance with specific requirements applicable to non-major HUD programs and on its compliance with specific requirements applicable to fair housing and non-discrimination Those reports are an integral part of the audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Reitberger, Pollekoff, and Kozak, P.C.
Vienna, Virginia
January 15, 2003

Lead Auditor: Robert A. Kozak	EIN 54-1639552

REITBERGER, POLLEKOFF AND KOZAK, P.C.
Certified Public Accountants
8133 Leesburg Pike, Suite 550
Vienna, VA 22182

Independent Auditors’ Report

To the Partners of
Second Blackburn Limited Partnership

We have audited the accompanying balance sheet of Second Blackburn Limited Partnership, as of December 31, 2001, and the related statements of profit and loss, partners’ deficit and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Second Blackburn Limited Partnership as of December 31, 2001, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted in United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary data included on pages 16 through 20 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, and the “Consolidated Audit Guide for Audits of HUD Programs”, we have also issued reports dated January 17, 2002 on our consideration of the Partnership’s internal controls and on its compliance with laws and regulations applicable to the financial statements and on its compliance with specific requirements applicable to non-major HUD programs and on its compliance with specific requirements applicable to fair housing and non-discrimination

Reitberger, Pollekoff, and Kozak, P.C.
Vienna, Virginia
January 17, 2002

Lead Auditor: Robert A. Kozak	EIN 54-1639552

BROWDER & ASSOCIATES, P.C.
CERTIFED PUBLIC ACCOUNTANTS
2320 HIGHLAND AVENUE SOUTH, SUITE 290
BIRMINGHAM, ALABAMA 35205-2900

_________________

TELEPHONE (205) 933-6855
FACSIMILE (205) 930-9486

Member of:
    Alabama Society of CPAs
    American Institute of CPAs
    Private Companies Practice Section
    SEC Practice Section

Independent Auditor’s Report

To the Partners of
Troy Manor Apartments
Troy, Alabama	RECD State Director

We have audited the accompanying balance sheet of Troy Manor Apartments (the Project), Project No. 01-55-133-2600, as of December 31, 2002 and 2001, and the related statements of operations, changes in partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Project’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States, and the U. S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Project as of December 31, 2002 and 2001, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

In accordance with Government Auditing Standards we have also issued our reports dated January 10, 2003 on our consideration of the Project’s internal controls and on its compliance with laws and regulations applicable to the basic financial statements. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental information included in the report are presented for the purpose of additional analysis and are not a required part of the basic financial statements of the Project. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

Browder & Associates, P.C.

Birmingham, Alabama	Federal Employer Identification Number:
January 10, 2003	63-0986156
Audit Principal: E.O. Browder, Jr

KPFF  L.L.C.

24500 Chagrin Boulevard, Suite 315
Cleveland, Ohio 44122-5627

Certified Public Accountants

Telephone: 216-292-6120
Fax: 216-292-5718
Website: kpffcpa.com

INDEPENDENT AUDITOR’S REPORT

To the Partners of
Westgate Tower Limited Dividend Housing Association

We have audited the balance sheets of Westgate Tower Limited Dividend Housing Association, a Michigan limited partnership, MSHDA Development No. 256, as of December 31, 2002 and 2001, and the related statements of operations, changes in accumulated earnings (losses) and cash flows for each of the two years in the period ended December 31, 2002. These financial statements are the responsibility of the project’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Westgate Tower Limited Dividend Housing Association at December 31, 2002 and 2001 and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2002 in conformity with U.S. generally accepted accounting principles.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supporting information included in the reports is presented for additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated February 3, 2003 on our consideration of the partnership’s internal control structure and on its compliance with laws and regulations.

Krasney, Polk & Friedman, LLC

Cleveland, Ohio
February 3, 2003